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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 4, 2004


                             ARGENT SECURITIES INC.

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, providing for the issuance of
             Asset-Backed Pass-Through Certificates, Series 2004-W4)


                             Argent Securities Inc.
                             ----------------------

             (Exact name of registrant as specified in its charter)
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
           Delaware                                  333-112237                 77-0599834
           --------                                  ----------                 ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)


1100 Town & Country Road, Suite 1100
Orange, California                                                      92868
------------------                                                      -----
(Address of Principal Executive Offices)                                (Zip Code)


Registrant's telephone number, including area code:  (714) 564-0660

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

                                       -2-

Item 5. Other Events.
        ------------

                  Incorporation of Certain Documents by Reference

                  The consolidated financial statements of the certificate insurer and subsidiaries as of December 31, 2002 and December 31, 2001 and for each of the years in the three-year period ended December 31, 2002, prepared in accordance with accounting principles generally accepted in the United States of America, included as an exhibit to the Annual Report on Form 10-K of XL Capital Ltd.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits
        ------------------------------------------------------------------

        (a) Financial Statements.
            --------------------

            Not applicable.

        (b) PRO FORMA Financial Information. Not applicable.
            -----------------------------------------------

        (c) Exhibits
            --------

                                ITEM 601(A) OF
                                REGULATION S-K
  EXHIBIT NO.                   EXHIBIT NO.                     DESCRIPTION
  -----------                   -----------                     -----------
  1                             23                              Consent of PricewaterhouseCoopers LLP,
                                                                independent auditors of XL Capital
                                                                Assurance Inc. and subsidiaries.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

Dated: March 4, 2004
                                                   ARGENT SECURITIES INC.

                                                   By:  /s/ John P. Grazer
                                                        ------------------
                                                        Authorized Signatory

                                  EXHIBIT INDEX

                          Item 601 (a) of            Sequentially
Exhibit                   Regulation S-K             Numbered
Number                    Exhibit No.                Description                                 Page
------                    -----------                -----------                                 ----
1                             23                     Consent of
                                                     PricewaterhouseCoopers LLP,                  6
                                                     independent auditors of
                                                     XL Capital Assurance Inc. and
                                                     subsidiaries